UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 3, 2004

CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (304) 598-2000

Item 9.01. Exhibits
Item 2.02. Results of Operations and Financial Condition
Signatures
Exhibit 99

Item 9.01. Exhibits

     (c) Exhibits.

          99 – Third Quarter 2004 Quarterly Report

Item 2.02. Results of Operations and Financial Condition

     On November 3, 2004, Centra Financial Holdings, Inc. reported its earnings for its third quarter ended September 30, 2004, as described in the Third Quarter 2004 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2004	Centra Financial Holdings, Inc.
	By:	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer